UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 21, 2023

TFF PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39102	82-4344737
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1751 River Run, Suite 400

Fort Worth, Texas 76107

(Address of principal executive offices)

(817) 438-6168

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b)of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock: Par value $.001	TFFP	Nasdaq Capital Market

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 21, 2023, TFF Pharmaceuticals, Inc. filed with the Delaware Secretary of State an amendment to its Second Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to increase its authorized common stock to 180 million shares. A copy of the amendment is attached hereto as Exhibit 3.1.

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 21, 2023, TFF Pharmaceuticals, Inc. held its 2023 Annual Meeting of Stockholders, for the purposes of:

●	Electing four directors, each to serve until our 2024 Annual Meeting of Stockholders;

●	Approving an amendment to our Certificate of Incorporation (“Authorized Capital Amendment”) to effect an increase in the authorized shares of our common stock to 180,000,000;

●	Approving an amendment to our Certificate of Incorporation (“Reverse Split Amendment”) to effect a reverse split of the issued and outstanding shares of our common stock, at a specific ratio, ranging from one-for-two (1:2) to one-for-thirty (1:30), with the exact ratio within such range to be determined by our Board of Directors; and

●	Ratifying the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

All of the persons nominated to serve on our board of directors, namely Harlan Weisman, Brandi Roberts, Robert S. Mills and Stephen C. Rocamboli, were elected to our board of directors, with shares voted as follows:

Name	For	Withheld	Broker Non-Vote
Harlan Weisman	23,261,062	974,810	8,494,153
Brandi Roberts	22,772,289	1,463,583	8,494,153
Robert S. Mills	21,621,875	2,613,997	8,494,153
Stephen C. Rocamboli	21,666,663	2,569,209	8,494,153

In addition, our shareholders approved the Authorized Capital Amendment, with shares voted as follows:

For	27,682,005
Against	5,014,092
Abstain	33,921

There were seven (7) broker non-votes on the approval the Authorized Capital Amendment.

In addition, our shareholders approved the Reverse Split Amendment, with shares voted as follows:

For	29,638,439
Against	3,038,537
Abstain	53,045

There were four (4) broker non-votes on the approval the Reverse Split Amendment.

In addition, our shareholders ratified the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, with shares voted as follows:

For	31,768,174
Against	902,503
Abstain	59,347

There was one (1) broker non-vote on the ratification of our independent registered public accounting firm.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits	Method Filing

The following exhibit is filed with this report:

Exhibit 3.1	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation of TFF Pharmaceuticals, Inc.	Filed Electronically herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TFF PHARMACEUTICALS, INC.

Dated: November 22, 2023	/s/ Kirk Coleman
Kirk Coleman,
Chief Financial Officer

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